UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019 diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

 (763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On June 19, 2019, DiaMedica Therapeutics Inc. (the “Company”) announced interim results of the Phase 1b study from 28 evaluable participants with moderate and severe chronic kidney disease (“CKD”) as described in more detail under Item 8.01 of this Current Report on Form 8-K. A copy of the press release announcing the interim results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on June 19, 2019, the Company made available an investor presentation in connection with its announcement of the interim results of the Phase 1b study from 28 evaluable participants with moderate and severe CKD. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the United States Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01.	Other Events.

On June 19, 2019, the Company announced interim results of the Phase 1b study from 28 evaluable participants with moderate and severe CKD. DM199 (recombinant KLK1) was observed in the study to be safe and well tolerated with no drug-related serious adverse events, consistent with earlier DM199 studies in healthy volunteers. The study also demonstrated a dose range which the Company believes will restore normal KLK1 levels in CKD patients. It is noteworthy that the pharmacokinetic (“PK”) profile in CKD subjects after dosing was similar to the PK profile in healthy volunteers. Encouraging early signals in estimated glomerular filtration rate, urinary albumin to creatinine ratio and other biomarkers were also observed in the study, which the Company believes show drug activity, consistent with the DM199 mechanism of action, and may represent initial proof-of-mechanism. The favorable interim safety, tolerability and PK data, complemented by pharmacodynamic observations, support the advancement of DM199 development to a Phase II clinical trial in patients with CKD.

A copy of the press release announcing the interim results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 19, 2019 announcing interim results of the Phase 1b trial of DM199 in chronic kidney disease participants (filed herewith)

99.2	Investor Presentation issued by DiaMedica Therapeutics Inc. on June 19, 2019 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: June 19, 2019